CLOUGH FUNDS TRUST

SUPPLEMENT DATED OCTOBER 12, 2016

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2016

Effective September 30, 2016, Michael P. McCauley ceased his service as a Trustee of the Board of Trustees (the “Board”) of the Clough Funds Trust (the “Trust”). Accordingly, all references to Mr. McCauley herein are hereby removed. Additionally, effective October 6, 2016, the Board appointed Clifford J. Weber to serve as the Trust’s Lead Independent Trustee and James M. Maxwell to serve as the Chairman of the Board’s Nominating and Governance Committee.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE